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                                                                      Exhibit 23

            Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-17079) of Quest Diagnostics Incorporated of our report dated June 23, 2004 relating to the financial statements of The Profit Sharing Plan of Quest Diagnostics Incorporated, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP
Stamford, Connecticut
June 23, 2004